1933 Act File Number 333-125751
                                                                    Rule 497(e)

                       SUPPLEMENT DATED FEBRUARY 28, 2008
                    TO THE PROSPECTUS OF THE FOLLOWING SERIES
                    OF THE FIRST TRUST EXCHANGE-TRADED FUND:
            FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND
                         DATED MAY 1, 2007 (THE "FUND"):

         Please be advised that the calculation agent for the Morningstar(R) Dividend Leaders(SM) Index (the "Index") will be changed from American Stock Exchange LLC to Dow Jones & Company, Inc. ("Dow Jones"), effective February 28, 2008. Beginning at the open on February 29, 2008, Dow Jones will calculate changes to the Index and provide updated values of the Index during trading hours (8:30 a.m. to 3:15 p.m.) every 15 seconds through its quotation network to a variety of data vendors.

         Accordingly, the "Additional Index Information" section in the Prospectus is hereby deleted and replaced with the following:

Additional Index Information

The Index's base market value at inception (June 30, 1997) was 1,000. The Index values are calculated once a day at the close of business; however, Index values are not calculated when U.S. exchanges are closed. The Index is reconstituted-- i.e., the Index membership is reset--once annually, on the Monday following the third Friday of June. If the Monday is a holiday, reconstitution occurs on the Tuesday immediately following. Reconstitution is carried out after the day's closing when the Index values have been determined. The Index is rebalanced--i.e., the number of free float shares and the indicated dividend per share of each constituent are adjusted--four times annually. Adjustments are made on the Monday following the third Friday of March, June, September and December. If the Monday is a holiday, rebalancing occurs on the Tuesday immediately following. Rebalancing is carried out after the day's closing index values have been determined. Market data used for rebalancing is from the last trading day of the first month of each quarter. The Index constituent float factors and shares outstanding updates are announced at rebalancing. Information regarding the methodology for calculating the Index is also found on the Morningstar website (www.morningstar.com).

Companies are removed from the Index primarily due to mergers/acquisitions and bankruptcies. A component security may also be removed from the Index if it is no longer trading on the respective stock exchange or Nasdaq Stock Market. A company may also be removed from the Index if it no longer meets the current criteria for inclusion. As of February 29, 2008, Dow Jones will calculate changes to the Index.

As of February 29, 2008, the updated values of the Index will be distributed by Dow Jones during trading hours (8:30 a.m. to 3:15 p.m.) every 15 seconds through its quotation network to a variety of data vendors. In addition, delayed quotations of the Index are available on Bloomberg every 15 minutes during regular trading hours.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that Morningstar no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Shares are delisted.



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